                                                                     Exhibit 1.2
                               Saks Incorporated


                                 $250,000,000


                             7 1/2% Notes Due 2010


                            Underwriting Agreement

                                                              New York, New York
                                                               November 24, 1998

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Chase Securities Inc.
Goldman, Sachs & Co.
Lehman Brothers Inc.
J. P. Morgan Securities Inc.
Nationsbanc Montgomery Securities LLC
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

          Saks Incorporated, a Tennessee corporation (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its securities listed on Schedule I hereto (the "Notes"), to be issued under an indenture (the "Indenture") to be dated as of December 1, 1998, among the Company, the Guarantors (as defined herein) and The First National Bank of Chicago, as trustee (the "Trustee"). The Notes will be fully and unconditionally guaranteed on a senior basis pursuant to the terms of the Indenture (the "Guarantees" and, together with the Notes, the "Securities") by the persons listed on Schedule II hereto (each, a "Guarantor," and collectively, the Guarantors and, collectively with the Company, the "Issuers"). To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and in-clude the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

          1.  Representations and Warranties.  Each of the Issuers, jointly and
              -------------------------------
severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

          (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-64175) on Form S-3 for the registration under the Act of the offering and sale of the Securities. The Company will next file with the Commission a final prospectus in accordance with Rules 430A and 424(b) or a final prospectus in accordance with Rules 415 and 424(b). As filed, such form of final Prospectus, or such final Prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(iii).

          (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust

     Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties
     --------  -------
     as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          (c) The only subsidiaries of the Company as of the date hereof are those listed on Schedule III hereto (also referred to herein as the "Subsidiaries"). Each of the Company and the Subsidiaries has been duly organized or incorporated, as the case may be, and is validly existing in good standing under the laws of its jurisdiction of incorporation or organization, with all requisite power and authority (corporate, partnership or otherwise) under such laws, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, (a) to own, lease and operate their respective properties and to conduct their respective businesses as now conducted and as described in the Prospectus and (b) to enter into, deliver, incur and perform their respective obligations under this Agreement and the Indenture, except, in the case of
                                                         ------
     the foregoing subclause (a) for authorizations, approvals, orders, licenses, certificates and permits, the failure of which to possess could not reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"); and are all duly qualified to do business as foreign corporations in good standing in all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

          (d) The Notes have been duly authorized by the Company and the Company has all requisite corporate power and authority to execute, issue and deliver the Notes and to incur and perform its respective obligations provided for therein; the

     Guarantees have been duly authorized by each of the Guarantors and each of the Guarantors has all requisite power and authority to execute, issue and deliver the Guarantees and to incur and perform their respective obligations provided for therein.

          (e) The Notes, when executed, authenticated and issued in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and when delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with the terms thereof; and the Guarantees, when executed, authenticated and issued in accordance with the terms of the Indenture, upon endorsement on the Notes by the Guarantors (assuming the due authorization, execution and delivery of the Indenture by the Trustee), and when delivered against payment therefor in accordance with the terms of this Agreement, will constitute valid and binding obligations of each of the Guarantors, enforceable against the Guarantors in accordance with the terms thereof; subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws and court decisions relating to or affecting the rights of creditors generally or of general principles of equity.

          (f) This Agreement has been duly authorized, executed and delivered by each of the Issuers.

          (g) The Indenture has been duly authorized by the Issuers and, when duly executed and delivered by the Issuers (assuming the due execution and delivery thereof by the Trustee), will constitute a valid and binding obligation of each of the Issuers, enforceable against each of the Issuers in accordance with the terms thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws and court decisions relating to or affecting the rights of creditors generally or of general principles of equity (whether considered in a proceeding in equity or at law).

          (h) No consent, waiver, authorization, approval, license, qualification or order of, or filing or registration with, any court or governmental or regulatory agency or body, domestic or foreign, is required for the issuance and sale of the Notes or the issuance of the Guarantees by the Guarantors, the performance by the Issuers of their obligations under this Agreement and the Indenture, or for the consummation of any of the transactions contemplated hereby or thereby, including, without limitation, the issuance and sale of the Securities hereunder, except, such as may be
                                                        ------
     required (A) in connection with the qualification of the Indenture under the

     Trust Indenture Act or (B) by state securities or "blue sky" laws in connection with the offer and sale of the Securities.

          (i) The issuance, sale and delivery of the Securities by the Issuers and the execution, delivery and performance by the Issuers of this Agreement and the Indenture, the consummation by the Issuers of the transactions contemplated hereby and thereby and the compliance by the Issuers with the terms of the foregoing agreements and instruments do not, and, at the Closing Date will not, conflict with or constitute or result in a breach or violation by the Company or any of the Subsidiaries of (A) any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) by any of the Company or the Subsidiaries or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries under any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, authorization, permit, certificate or other agreement or document to which any of the Issuers or the Subsidiaries is a party or by which any of them may be bound, or to which any of them or any of their respective assets or businesses is subject which is material to the Company and its Subsidiaries, taken as a whole (collectively, "Contracts"), (B) the articles or by-laws, or other similar organizational document, as the case may be, of each of the Company and the Subsidiaries, or (C) any law, statute, rule or regulation, or any judgment, decree or order, in any such case, of any domestic or foreign court or governmental or regulatory agency or other body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets.

          (j) The Securities and the Indenture will each conform in all material respects to the descriptions thereof in the Prospectus.

          (k) The audited consolidated financial statements incorporated by reference in the Prospectus, including the notes thereto, presents fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods have been prepared in conformity with United States generally accepted accounting principles ("GAAP")
                                                                   ----
     applied on a consistent basis throughout the periods involved. The summary financial information included in the Prospectus presents fairly, in all material respects, the information shown therein and has been prepared on a basis consistent with that of the financial statements incorporated by reference in the Prospectus. PricewaterhouseCoopers LLP, which has audited certain of such financial statements as set forth in its reports included in the Prospectus, is an independent public accounting firm with respect to the Company and its Subsidiaries within the meaning of Regulation S-X under the Act. The summary financial data set forth under the caption "Summary Financial and Operating Data -- Other Financial Data" in the Prospectus fairly present, on the basis set forth in the Prospectus, the information included therein.

          (l) Since the respective dates as of which information is given in the Prospectus, except as otherwise specifically stated therein, there has been no (A) material adverse change in the business, condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (B) transaction entered into by the Company or any of the Subsidiaries, other than in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole or (C) dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

          (m) As of August 1, 1998, the Company had the authorized, issued and outstanding capitalization set forth in the Prospectus under the subheading "Actual" under the caption "Capitalization"; all of the outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided contractually or pursuant to the articles or by-laws of the Company). None of the Issuers owns, directly or indirectly, any material amount of shares, or any other material amount of equity or long-term debt securities or have any material equity interest in any firm, partnership, joint venture or other entity other than the Subsidiaries. No holder of any securities of the Company is entitled to have such securities registered under any registration statement, other than as disclosed in the Company's filings with the Commission. All of the outstanding capital stock of each of the Subsidiaries has been duly authorized and, to the knowledge of the Issuers, validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided contractually or pursuant to the organizational documents of the respective Subsidiaries).

          (n) Neither of the Company nor any of the Subsidiaries is (A) in violation of its respective articles, by-laws or other similar organizational documents, (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract, or
     (C) in violation of any law, statute, judgment, decree, order, rule or regulation of any domestic or foreign court with jurisdiction over the Company or the Subsidiaries or any of their respective assets or properties, or other governmental or regulatory authority, agency or other body, other than, in the case of clause (B) or (C), such defaults or violations which, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect; and any real property and buildings held under lease by the Company or the Subsidiaries which are material (individually or in the aggregate) to the Company and the Subsidiaries, on a consolidated basis, are held by the Company or such Subsidiary, as the case may be, under valid, subsisting and enforceable leases, except where the invalidity or unenforceability of any such lease would not, individually or in the aggregate, be reasonably expected to have or result in a Material Adverse Effect.

          (o) Each of the Company and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other proprietary or confidential information, systems or procedures) (collectively, "intellectual property") necessary to conduct the business now or proposed to be operated by each of them as described in the Prospectus, except where the failure to own, possess or have the ability to acquire any such intellectual property could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and none of the Issuers has received any notice of infringement of or conflict with (and none of them knows of any such infringement of or conflict with) asserted rights of others with respect to any of such intellectual property.

          (p) Each of the Company and the Subsidiaries have obtained all material consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and has made all material declarations and filings with, all governmental and regulatory authorities, all self-regulatory organizations and all courts and other tribunals necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Prospectus, except where the failure to so obtain or so declare or file would not be reasonably likely to have or result in a Material Adverse Effect.

          (q) There is no legal action, suit, proceeding, inquiry or investigation before or by any court or governmental body or agency, domestic or foreign, now pending or, to the best knowledge of the Issuers, threatened against the Company or any of the Subsidiaries or affecting the Company or the Subsidiaries or any of their respective properties which would be required to be disclosed in a registration statement filed under the Act and which would, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Prospectus, none of the Company or any of the Subsidiaries has received any notice or claim of any default (or event, condition or omission which with notice or lapse of time or both would result in a default) under any of its respective Contracts or has knowledge of any breach of any of such Contracts by the other party or parties thereto in each case which would, individually or in the aggregate, have a Material Adverse Effect.

          (r) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, and has paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against any of the Company or the Subsidiaries, in each case other than as would not individually or in the aggregate have a Material Adverse Effect.

          (s) Each of the Company and the Subsidiaries has (i) good and marketable title to all real property described in the Prospectus as being owned by it, (ii) good title to all personal property described in the Prospectus as being owned by it and (iii) good title to the leasehold estate in the real and personal property described in the Prospectus as being leased by it, in each case, free and clear of all liens, charges, encumbrances or restrictions, except as provided in the related lease and to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not be reasonably expected to result in a Material Adverse Effect.

          (t) Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (u) Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (v) No strike, labor problem, dispute, slowdown, work stoppage or disturbance with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Issuers, is threatened which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (w) The Company has insurance in such amounts and covering such risks and liabilities as are in accordance, in all material respects, with normal industry practice.

          (x) The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate in all material respects or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

          (y) Except as described in the Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) (x) there is no pending civil, criminal or administrative action, or pending hearing or suit, (y) neither the Company nor any other Issuer has received any demand, claim, or notice of violation and (z) to the knowledge of the Issuers, there is no investigation, proceeding, notice or demand letter or request for information threatened against the Company or any of the Subsidiaries in the case of (x), (y) and
     (z), under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any Subsidiary, (E) neither the Company nor any Subsidiary has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (F) no property or facility of the Company or any Subsidiary is (i) listed or, to the knowledge of the Issuers proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

          For purposes of this Agreement, "Environmental Laws" means all applicable federal, provincial, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below) into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom. The term "Hazardous Material" means (a) any "hazardous substance" as defined in
           ------------------
     the Comprehensive Environmental Response, the Resource Conservation and Recovery Act, as amended, (b) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance.

          (z) Except as described in the Prospectus, neither the Company nor any of the Subsidiaries has incurred any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or any such Subsidiary is or has ever been a participant, which in the aggregate would reasonably be expected to have a Material Adverse Effect. With respect to such plans, each of the Company and the Subsidiaries is in compliance in all respects with all applicable provisions of ERISA, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (aa) The Company is in compliance with the Commission's staff legal bulletin No. 5 dated October 8, 1997, related to Year 2000 compliance.

          Any certificate signed by any officer of the Issuers and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Issuers, as to matters covered thereby, to each Underwriter.

          2.  Purchase and Sale.  Subject to the terms and conditions and in
              ------------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto at a purchase price of 98.422% of the principal amount thereof.

          3.  Delivery and Payment.  Delivery of and payment for the Securities
              ---------------------
shall be made at 10:00 AM, New York City time, on November 30, 1998, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          4.   Offering by Underwriters.  It is understood that the several
               -------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          5.   Agreements.  Each of the Issuers, jointly and severally, agrees
               ----------
with the several Underwriters that:

          (a) Prior to the termination of the offering of the Securities, the Issuers will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Issuers will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Issuers will promptly advise the Representatives
     (1) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
     (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Issuers will use their best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Issuers promptly will (1) notify the Representatives of such event; (2) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Issuers will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Issuers will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Issuers will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall any Issuer be obligated to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities in any jurisdiction where it is not now so subject.

          (f) The Issuers will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Issuers or any affiliate of the Issuers or any person in privity with the Issuers or any affiliate of the Issuers) directly or indirectly, or announce the offering of any debt securities issued or guaranteed by the

     Issuers (other than the Securities) during the period beginning from the date of this Agreement to the Closing Time.

          (g) The Issuers will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities.

          (h) The Company will use the proceeds received from the sale of the Securities in the manner specified in the manner specified in the Prospectus under the heading "Use of Proceeds."

          6.   Conditions to the Obligations of the Underwriters.  The
               --------------------------------------------------
obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder and to the following additional conditions:

          (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of each of Charles J. Hansen, Senior Vice President and Associate General Counsel of the Company and Alston & Bird LLP, each dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) each of the Company and the Guarantors has been duly organized or incorporated, as the case may be, and is validly existing under the laws of the jurisdiction in which it is chartered or organized, with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

               (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstand-ing shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

               (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the Securities conform in all material respects to the description thereof contained in the Prospectus;

               (iv) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Issuers in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Issuers entitled to the benefits of the Indenture;

               (v) the Guarantees have been duly authorized and, when executed and delivered in accordance with the provisions of the Indenture will be entitled to the benefits of the Indenture and will be valid and binding obligations of each of the Guarantors;

               (vi) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

               (vii) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Reg-istration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need not express any opinion);

               (viii) this Agreement has been duly authorized, executed and delivered by the Issuers;

               (ix) None of the Issuers is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (x) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus; and

               (xi) neither the execution and delivery of the Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to, (i) the Organizational Documents of the Company or its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, which is material to the Company and its Subsidiaries, taken as a whole or
          (iii) to the knowledge of such counsel, any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties.

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware and the laws of the States of Georgia, Alabama, Illinois and Indiana or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date. The opinion or opinions of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (c) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Issuers in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Is-suers have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Issuers, threatened; and

               (iii) since the date of the most recent financial statements included in the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

          (e) At the Execution Time and at the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of the Company for the six-month period ended August 1, 1998, in accordance with Statement on Auditing Standards No. 71, stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the six-month period ended August 1, 1998, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of the Company and the Subsidiaries and the Audit Committee and Executive Committee of the Company; and inquiries of certain officials of the Issuers who have responsibility for financial and accounting matters of the Issuers and its subsidiaries as to transactions and events subsequent to August 1, 1998, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included or incorporated in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                    (2) with respect to the period subsequent to August 1, 1998, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity or consolidated net assets of the Company as compared with the amounts shown on the August 1, 1998 consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from August 2, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding year; in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries or in operating income or income before provision for income taxes and extraordinary items or income before extraordinary items, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                    (3) the information included in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information),
               Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions "Summary Financial and Operating Data," "Risk Factors," "The Company," and "Capitalization" in the Prospectus, the information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, information included in the Company's Current Reports on Form 8-K incorporated in the Registration Statement and the Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

          (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or
     (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

          (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (h) Prior to the Closing Date, the Issuers shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Cahill Gordon & Reindel, counsel for the Underwriters, at 80 Pine Street, New York, NY 10005, on the Closing Date.

          7.   Reimbursement of Underwriters' Expenses.  If the sale of the
               ----------------------------------------
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, each of the Issuers, jointly and severally, agree to reimburse the Underwriters severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.   Indemnification and Contribution.  (a)  Each of the Issuers,
               --------------------------------
jointly and severally, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other ex-
penses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                                   --------  -------
Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Issuers, each of its directors, each of its officers who signs the Registration Statement, and each person who controls any of the Issuers within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Issuers acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and the third, sixth and seventh paragraphs under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be
                            --------  -------
satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers, jointly and severally on the one hand, and the Underwriters severally, on the other, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuers and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case
                                           --------  -------
shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers, jointly and severally on the one hand, and the Underwriters severally, on the other, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Issuers within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

          9.   Default by an Underwriter.  If any one or more Underwriters shall
               --------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event
                                            --------  -------
that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10.  Termination.  This Agreement shall be subject to termination in
               ------------
the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus.

          11.  Representations and Indemnities to Survive. The respective
               -------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Issuers or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Issuers or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12.  Notices.  All communications hereunder will be in writing and
               --------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 783-2274) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 7 World Trade Center, New York, New York, 10048, Attention: General Counsel; or, if sent to the Issuers, will be mailed, delivered or telefaxed to Chief Financial Officer (fax no.: (205) 940-4098) and confirmed to it at 750 Lakeshore Parkway, Birmingham, Alabama 35211.

          13.  Successors.  This Agreement will inure to the benefit of and be
               -----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14.  Applicable Law.  This Agreement will be governed by and construed
               ---------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15.  Counterparts.  This Agreement may be signed in one or more
               ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16.  Headings.  The section headings used herein are for convenience
               ---------
only and shall not affect the construction hereof.

          17.  Definitions.  The terms which follow, when used in this
               ------------
Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A
     In-
     formation deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Underwriters.

                                    Very truly yours,

                                    Saks Incorporated


                                    By: /s/
                                        ---------------------------------
                                        Name:
                                        Title:


                                    Parisian, Inc.


                                    By: /s/
                                        ---------------------------------
                                        Name:
                                        Title:


                                    McRae's of Alabama, Inc.


                                    By: /s/
                                        ---------------------------------
                                        Name:
                                        Title:


                                    McRae's, Inc.


                                    By: /s/
                                        ---------------------------------
                                        Name:
                                        Title:

                                    G.R. Herberger's, Inc.


                                    By:   /s/
                                        ----------------------------------
                                        Name:
                                        Title:


                                    Carson Pirie Scott & Co.


                                    By:   /s/
                                        ----------------------------------
                                        Name:
                                        Title:


                                    CPS Holding Co.


                                    By:   /s/
                                        ----------------------------------
                                        Name:
                                        Title:


                                    CPS Department Stores, Inc.


                                    By:   /s/
                                        ----------------------------------
                                        Name:
                                        Title:


                                    McRae's Stores Partnership


                                    By: McRae's, Inc., as
                                        managing general partner


                                    By:   /s/
                                        ----------------------------------
                                        Name:
                                        Title:

                                    Saks Holdings, Inc.

                                    By:   /s/
                                       -----------------------------------
                                        Name:
                                        Title:


                                    Saks & Company


                                    By:   /s/
                                       -----------------------------------
                                        Name:
                                        Title:


                                    Saks Fifth Avenue, Atlanta, Inc.


                                    By:   /s/
                                       -----------------------------------
                                        Name:
                                        Title:


                                    Saks Fifth Avenue - Stamford, Inc.


                                    By:   /s/
                                       -----------------------------------
                                        Name:
                                        Title:


                                    Saks Fifth Avenue, Inc.


                                    By:   /s/
                                       -----------------------------------
                                        Name:
                                        Title:

                                    Saks Fifth Avenue of Ohio, Inc.


                                    By:  /s/
                                       ----------------------------------
                                        Name:
                                        Title:


                                    Saks Fifth Avenue - Louisiana, Inc.


                                    By:  /s/
                                       ----------------------------------
                                        Name:
                                        Title:


                                    Saks Fifth Avenue of Missouri, Inc.


                                    By:  /s/
                                       ----------------------------------
                                        Name:
                                        Title:


                                    Saks Fifth Avenue of Texas, Inc.


                                    By:  /s/
                                       ----------------------------------
                                        Name:
                                        Title:


                                    Saks Specialty Stores, Inc.


                                    By:  /s/
                                       ----------------------------------
                                        Name:
                                        Title:

                                    S.F.A. Data Processing, Inc.

                                    By:  /s/
                                       -----------------------------------
                                         Name:
                                         Title:


                                    SFA  Folio Collections, Inc.

                                    By:  /s/
                                       -----------------------------------
                                         Name:
                                         Title:


                                    Saks Fifth Avenue Distribution
                                         Company


                                    By:  /s/
                                       -----------------------------------
                                         Name:
                                         Title:


                                    SFA  Real Estate Company


                                    By:  /s/
                                       -----------------------------------
                                         Name:
                                         Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Chase Securities Inc.
Goldman, Sachs & Co.
Lehman Brothers Inc.
J. P. Morgan Securities Inc.
Nationsbanc Montgomery Securities LLC

By:  Salomon Smith Barney Inc.

By:   /s/
     -----------------------------
     Name:
     Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I




                                                         Principal Amount
                                                         of Notes
                                                         to be Purchased



Underwriters
------------

Salomon Smith Barney Inc..............................   $ 75,000,000
                                                         ------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated....   $ 75,000,000
                                                         ------------
Chase Securities Inc..................................   $ 20,000,000
                                                         ------------
Goldman, Sachs & Co...................................   $ 20,000,000
                                                         ------------
Lehman Brothers Inc...................................   $ 20,000,000
                                                         ------------
J. P. Morgan Securities Inc...........................   $ 20,000,000
                                                         ------------
Nationsbanc Montgomery Securities LLC.................   $ 20,000,000
                                                         ------------
     Total............................................   $250,000,000
                                                         ============

                                  SCHEDULE II

                                   Guarantors
Parisian, Inc.
McRae's of Alabama, Inc.
McRae's, Inc.
G.R. Herberger's, Inc.
Carson Pirie Scott & Co.
CPS Holding Co.
CPS Department Stores, Inc.
McRae's Stores Partnership
Saks Holdings, Inc.
Saks & Company
Saks Fifth Avenue, Atlanta, Inc.
Saks Fifth Avenue - Stamford, Inc.
Saks Fifth Avenue, Inc.
Saks Fifth Avenue of Ohio, Inc.
Saks Fifth Avenue - Louisiana, Inc.
Saks Fifth Avenue of Missouri, Inc.
Saks Fifth Avenue of Texas, Inc.
Saks Specialty Stores, Inc.
S.F.A. Data Processing, Inc.
SFA Folio Collections, Inc.
Saks Fifth Avenue Distribution Company
SFA Real Estate Company

                                  SCHEDULE III

                          Subsidiaries of the Company

G.R. Herberger's, Inc.
Parisian, Inc.
McRae's, Inc.
McRae's of Alabama, Inc.
McRae's Stores Partnership
Proffitt's Credit Corporation
Brody Brothers Dry Goods Company
Jackson Leasing, L.L.C.
Carson Pirie Scott & Co.
CPS Holding Co.
P.A. Bergner & Co.
Bergner Finance Corporation
CPS Department Stores, Inc.
Telegraph - 120 Corporation
Bergner Credit Corporation
National Bank of the Great Lakes
Great Lakes Credit Corp.
1-29 S. State St. Corp.
151 Mannheim Corp.
331 W. Wisconsin Avenue Corporation
Carson Pirie Scott Insurance Services, Inc.
CPS Hotel Management Services, Inc.
DH Restaurants, Inc.
Franklin Street Corporation
Highland Avenue Corporation
I-65 U.S. 30 Corp.
Lathrop Avenue Corporation
Lincoln Cicero Corporation
Urbana Central Development Company
Saks Holdings, Inc.
Saks & Company
Cafe SFA - Minneapolis, Inc.
The Gallery, Inc.
Gimbels Food Services, Inc.
Modern Realty Company
Saks - Chicago, Inc.

Saks Fifth Avenue Food Corporation
Saks Fifth Avenue, Inc.
Saks Fifth Avenue - Louisiana, Inc.
Saks Fifth Avenue of Missouri, Inc.
Saks Fifth Avenue of Ohio, Inc.
Saks Fifth Avenue of Texas, Inc.
Saks Fifth Avenue - Stamford, Inc.
Saks Speciality Stores, Inc.
S.F.A. Folio Collections, Inc.
Saks Fifth Avenue Distribution Company
The Restaurant at Saks Fifth Avenue Corporation
Fifth Win, Inc.
Ohio Win, Inc.
Or. Win, Inc.
Vir. Win, Inc.
York Win Realty, Inc.
Calwin Realty II, Inc.
Tex Win II, Inc.
Win Realty Holdings II, Inc.
Cal SFA, Inc.
Penn SFA, Inc.
Tex SFA, Inc.
Fifteenth Win, Inc.
SFA Real Estate Company
SFA Boca Inc.
SFA Post Street Inc.
HNY, Inc.
FCT, Inc.
Florida Win Trust
SFA Finance Company
SFA Finance Company II